Business Combination, Significant Transaction and Sale of Business - Schedule of Estimated Fair Values Allocated to the Savana Acquired Assets and Assumed Liabilities (Details) - Acquisition of Savanna Solutions Ltd [Member]
$ in Thousands
Dec. 01, 2025 USD ($)
Schedule of Estimated Fair Values Allocated to the Savana Acquired Assets and Assumed Liabilities [Line Items]
Net liabilities excluding cash acquired	$ (496)
Intangible assets	446
Goodwill	1,160
Non-controlling interests	(157)
Liabilities in respect of business combinations	(712)
Total assets acquired net of acquired cash	$ 241